UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

ANNUAL REPORT

JUNE 30, 2011

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066

•  Fax: 440-526-4446  •  www.azzad.net

Azzad Asset Management, Inc. • Advisor to the Azzad Funds

Beginning in the second half of 2010, global equity markets displayed unusual resilience shrugging off a multitude of worries including the financial crisis in Europe and slowdown in the U.S. economic recovery. The markets posted a strong rally in the last two quarters of 2010 as strong corporate profits boasted the stock market. Starting 2011, the market continued its positive momentum as the broader economy appeared to be picking up despite a destructive earthquake in Japan and outbreak of revolutions throughout the Middle East. The second quarter of 2011 was flat for stocks as the debt crisis in Europe and concerns about the domestic economy weighed on the markets.

During the one year period, Azzad Ethical Mid Cap Fund gained 38.42%, just slightly underperforming its benchmark, the S&P 400 Index, by 0.95% and the Morningstar Mid Cap growth category by 1.31%. The S&P 400 Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than what is found in the Fund. Morningstar benchmarks the performance of Azzad Ethical Mid Cap Fund against its Mid Cap Growth Category and ranks it accordingly on a consistent basis.

Total Returns1

1 Total return includes both income (in the form of dividends or interest payments) and capital gains or losses (the increase or decrease in the value of a security)

(For the Year ended June 30, 2011)

	One Year	1st Half of the Year	2nd Half of the Year
Azzad Ethical Mid Cap Fund	38.42%	29.41%	6.97%
S&P MidCap 400 Index	39.38%	31.49%	10.69%
Morningstar Mid Cap Growth Category	39.74%	29.23%	8.13%

During the first half of its fiscal year, the Fund gained 29.41%. The Fund benefited from the market rally by holding high growth companies in basic materials, energy and technology sectors. However, its exposure to international stocks, particularly emerging markets of Latin America, China and India, dragged down the Fund’s performance. During the second half of the year, international stocks within the Fund continued to underperform amid international turmoil. High growth sectors like basic materials and energy sectors took a heavy toll from global economic slowdown. Due to high volatility in the market, the Fund reshuffled some its sectors as it trimmed technology, energy and materials and increased its exposure to health care stocks.

The fiscal year 2011 marked the first year for the Wise Capital Fund. The Fund gained a solid 4.34% return significantly outperforming its benchmark; BofAML US Corp&Govt 1-3 Yr2

2 Bank of America Merrill Lynch  tracks 1-3 years performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US domestic bond market, excluding collateralized products such as Mortgage Pass-Through securities.

, by 2.39%.  The Fund generated consistent returns in both halves of the year as it continued to invest in treasury products of healthy banks across Middle East and Europe. The Fund's bond holdings benefited from improvement in yield spreads as the political conditions started improving in the region.

Going forward, the markets face significant challenges on both the domestic and international fronts.

Challenges in the near future

1.

Problems in Europe: The Euro debt crisis has hit the U.S. stock market significantly in the second quarter of 2011. The situation in Greece seems to be stabilizing after the bailout, but there is still a lot of uncertainty in Europe including a crisis spilling over to Spain and Italy.

2.

Unemployment: The unemployment rate is the biggest concern for the U.S. economy.  The 9.1% unemployment rate must decrease in the second half of 2011 (going into 2012) for the economic recovery to continue.

3.

Housing Market: The U.S housing sector is a source of deflation, but it appears manageable. However, foreclosures continue to be worrisome for both homeowners and banks.

4.

U.S. Debt Ceiling: The controversy and political haggling in raising the U.S. debt ceiling creates uncertainty in financial markets and increases event risk, according to Moody's. The rising U.S. debt is a big challenge for policymakers and without meaningful measures to reduce the debt, the issue will remain a source of great concern among investors.

We believe that the current downdraft in global equities was a correction within a bull market rather than the start of something more ominous.  Recent data on the U.S. economy has been disappointing, but we do not believe that they signify a return to the “Great Recession”. The European debt crisis, as well, the U.S. debt ceiling are likely to remain center stage in the near future. The debt ceiling will come and go after extensive debate between parties. Any U.S. default is unlikely, but the foundation for future fiscal discipline may well be established. The unemployment rate is the major concern at the moment.

In view of sector allocation for Azzad Ethical Mid Cap Fund, we believe there are promising opportunities in the technology, industrials and the emerging markets. We also see U.S. equities relatively attractive among the developed equity markets. We expect the equity markets will remain highly volatile in the next few months. We strongly recommend that investors stick with their regular, investment plans and stay focused on their long term financial goals.

Sincerely,

Jamal Barmil

Portfolio Manager

*Azzad Ethical Mid Cap Fund and Wise Capital Fund are available by prospectus only. A free copy may be downloaded from our website at: www.azzad.net or you may call 888-350-3369. To add money to your account, please make your check payable to: Azzad Funds and mail to Azzad Funds C/O Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147. Remember, past performance does not guarantee future results.

Azzad Asset Management, Inc. 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042-4517 USA

Phone: 703-207-7005  Fax: 703-852-7478 E-mail: info@azzad.net   www.azzad.net

Azzad Ethical Mid Cap Fund

Total Returns*

(For the year ended June 30, 2011)

Average Annual Total Return
For the Periods Ended June 30, 2011
	Azzad Ethical Mid Cap Fund	S&P MidCap 400 Index**	Morningstar MidCap Growth Category***
1 Year	38.42%	39.38%	39.74%
5 Year	5.59%	6.59%	5.05%
Since Inception	3.02%	8.38%	2.93%

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The S&P 400 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***Morningstar benchmarks the performance of the Fund against its Mid Cap Growth Index and ranks it accordingly on a consistent basis. The Mid Cap Growth Category Index measures the performance of mid-cap stocks that are expected to grow at a faster pace than the rest of the market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Wise Capital Fund

Total Returns*

(For the period ended June 30, 2011)

Average Annual Total Return
For the Periods Ended June 30, 2011

	Wise Capital Fund	BofAML US Corp & Govt 1-3 Yr Index**

1 Year	4.34%	1.95%
Since Inception	2.10%	2.40%

Wise Capital Fund
10,500
10,000
9,500
Inception Date 4/6/2010
$10,297
$10,260
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Wise Capital Fund
BofAML US Corp & Govt 1-3 Yr Index

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The BofAML US Corp and Gov’t 1-3 Year Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

           PORTFOLIO ANALYSIS

JUNE 30, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD FUNDS

WISE CAPITAL FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Azzad Ethical Mid Cap Fund
Schedule of Investments
June 30, 2011

Shares		Value

COMMON STOCKS - 93.03%

Apparel & Other Finished Products - 1.99%
2,500	Lululemon Athletica, Inc. (British Columbia) *	$ 279,550

Arrangement of Transportation - 1.82%
5,000	Expeditors International of Washington, Inc.	255,950

Ball & Roller Bearings - 0.81%
3,000	RBC Bearings, Inc. *	113,280

Biological Products (No Diagnostic Substances) - 1.78%
3,000	Techne Corp.	250,110

Bituminous Coal & Lignite Surface Mining - 1.45%
4,500	Alpha Natural Resources, Inc. *	204,480

Computer Storage Devices - 1.62%
5,500	Sandisk Corp. *	228,250

Construction-Special Trade Contractors - 1.52%
5,500	Chicago Bridge & Iron Company N.V. (Netherlands)	213,950

Crude Petroleum & Natural Gas - 4.26%
5,400	Canadian Natural Resources Ltd. (Canada)	226,044
12,000	Denbury Resources, Inc. *	240,000
3,000	Ecopetrol, SA ADR	132,030
		598,074
Electromedical & Electrotherapeutic Apparatus - 2.57%
7,000	Masimo Corp. *	207,760
2,200	Varian Medical Systems, Inc. *	154,044
		361,804
Electronic Computers - 5.62%
1,600	Apple Computer, Inc. *	537,072
4,200	Teradata Corp. *	252,840
		789,912
General Industrial Machinery & Equipment - 1.50%
2,500	Gardner Denver, Inc.	210,125

Industrial Intruments for Measurement, Display and Control - 2.02%
3,400	Roper Industries Inc.	283,220

Men's and Boys' Furnishings, Work Clothes, and Allied Garments - 1.70%
1,800	Polo Ralph Lauren Corp. Class A	238,698

Metal Mining - 2.43%
3,700	Cliffs Natural Resources, Inc.	342,065

Mining & Quarrying of Non-metallic Minerals (No Fuels) - 1.38%
3,000	Sociedad Quimica Y Minera De Chile ADR	194,160

Motors & Generators - 2.40%
7,500	Ametek, Inc.	336,750

Oil & Gas Field Services, NEC - 2.70%
3,400	Core Laboratories NV (Netherlands)	379,236

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.98%
3,000	Edwards Lifesciences Corporation *	261,540
800	Intuitive Surgical, Inc. *	297,688
		559,228
Petroleum Refining - 1.48%
6,000	Repsol-YPF SA ADR	208,560

Pharmaceutical Preparations - 3.79%
2,500	Novo Nordisk ADR	313,200
2,500	Perrigo Co.	219,675
		532,875
Radio & TV Broadcasting & Communications Equipment - 0.74%
1,500	Loral Space & Communications, Inc. *	104,205

Radiotelephone Communications - 1.18%
1,600	Millicom International Cellular SA	166,000

Railroads, Line-Haul Operating - 0.67%
3,600	CSX Corp.	94,392

Refrigeration & Service Industry Machinery - 1.67%
2,500	The Middleby Corp. *	235,100

Retail-Auto & Home Supply Stores - 3.15%
500	AutoZone Inc. *	147,425
4,500	O'Reilly Automotive Inc. *	294,795
		442,220
Retail-Grocery Stores - 1.14%
3,400	Companhia Brasileira De Distribuicao N/R (Brazil) ADR	159,630

Rubber & Plastics Footwear - 2.20%
3,500	Deckers Outdoor Corp. *	308,490

Semiconductors & Related Devices - 6.31%
3,600	Altera Corp.	166,860
6,500	ARM Holdings plc ADR	184,795
3,000	Cree, Inc. *	100,770
17,000	Micron Technology Inc. *	127,160
7,600	Netlogic Microsystems, Inc. *	307,192
		886,777
Services-Business Services, NEC - 6.27%
4,500	Athenahealth, Inc. *	184,950
8,000	Heartland Payment Systems, Inc.	164,800
2,500	Mercadolibre, Inc.	198,350
650	Priceline.com, Inc. *	332,754
		880,854
Services-Computer Programming - 3.28%
6,000	Vanceinfo Technologies, Inc. ADR *	138,660
7,000	Verisign Inc.	234,220
6,666	Wipro Ltd. ADR	87,791
		460,671
Services-Computer Programming, Data Processing, ETC - 4.62%
3,000	Baidu, Inc. ADR *	420,390
5,000	Red Hat Inc. *	229,500
		649,890
Services-Educational Services - 2.31%
2,900	New Oriental Education & Technology Group, Inc. ADR *	323,988

Services-Prepackaged Software - 0.13%
8,600	China Information Technology, Inc. (China) *	17,888

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.15%
4,000	Church & Dwight Co., Inc.	162,160

Special Industry Machinery, NEC - 2.47%
9,600	Novellus Systems, Inc. *	346,944

Telephone & Telegraph Apparatus - 1.24%
4,500	Adtran, Inc.	174,195

Water Transportation - 2.62%
6,500	Kirby Corp. *	368,355

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 2.46%
6,000	Herbalife, Ltd. (Grand Cayman)	345,840

Wholesale-Durable Goods - 1.86%
1,700	Grainger W.W.	261,205

Wholesale-Misc Durable Goods - 0.74%
5,500	Sims Metal Management, Ltd. ADR	104,445

TOTAL FOR COMMON STOCKS (Cost $9,222,345) - 93.03%		13,073,526

EXCHANGE TRADED FUND - 0.93%
900	SPDR Gold Trust *	131,401
TOTAL FOR EXCHANGE TRADED FUND (Cost $108,899)		131,401

REAL ESTATE INVESTMENT TRUSTS - 1.96%
2,200	PS Business Parks, Inc.	121,220
1,350	Public Storage	153,914
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $265,056) - 1.96%		275,134

SHORT TERM INVESTMENTS - 0.00%
537	University Bank Savings Account (Cost $537) 2.11%**	537

TOTAL FOR INVESTMENTS (Cost $9,596,837) - 95.92%		13,480,598

OTHER ASSETS LESS LIABILITIES - 4.08%		573,019

NET ASSETS - 100.00%		$ 14,053,617

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at June 30, 2011.
ADR - American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 13,073,526	$ -	$ -	$ 13,073,526
Real Estate Investment Trust	275,134	-	-	275,134
Exchange Traded Funds	131,401	-	-	131,401
Short-Term Investments	537	-	-	537

	$ 13,480,598	$ -	$ -	$ 13,480,598

The accompanying notes are an integral part of these financial statements.

	Wise Capital Fund
	Schedule of Investments
	June 30, 2011

Shares		Value

COMMON STOCKS - 2.40%

Commercial Banks Non-US - 2.40%
177,600	Kuwait Finance House	$ 646,218

TOTAL FOR COMMON STOCKS (Cost $625,953) - 2.40%		646,218

SUKUKS - 13.80%
1,000,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	1,016,000
500,000	CBB International Sukuk, 6.247%, 6/17/2014 (Bahrain)	548,750
500,000	EIB Sukuk, 0.5925%, 6/12/2012 (United Arab Emirates)	495,000
500,000	GE Capital Sukuk, Ltd., 3.875%, 11/26/2014 (Bermuda)	525,305
500,000	TDIC Sukuk, Ltd., 4.949%, 10/21/2014 (Kenya)	532,426
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	599,604
TOTAL FOR SUKUKS (Cost $3,636,123) - 13.80%		3,717,085

PARTNERSHIP - 2.78%
66,122	EFH Global Sukuk Plus Fund (Luxemburg)	747,710
TOTAL FOR PARNTERSHIP (Cost $722,269) - 2.78%		747,710

TIME DEPOSITS - 14.98%
2,034,201	Kuveyt Turk Participation Bank 3.00% (Turkey)	2,034,201
2,000,000	Kuveyt Turk Participation Bank 3.19% (Turkey)	2,000,000
TOTAL FOR TIME DEPOSITS (Cost $4,034,201) 14.98%		4,034,201

SHORT TERM INVESTMENTS - 11.60%
2,155,623	Gatehouse Bank Place, London 2.55%**	2,155,623
400,000	Gatehouse Bank Place, London 3.05%	400,000
566,939	Kuwait Finance House Deposit Account 0.00%	566,939
2,274	University Bank Savings Account 2.11%**	2,274
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $3,124,836) - 11.60%		3,124,836

TOTAL FOR INVESTMENTS (Cost $12,143,382) - 45.56%		12,270,050

OTHER ASSETS LESS LIABILITIES - 54.44%		14,663,978

NET ASSETS - 100.00%		$ 26,934,028

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at June 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 646,218	$ -	$ -	$ 646,218
Partnership	-	747,710	-	747,710
Sukuks	-	3,717,085	-	3,717,085
Time Deposits	4,034,201	-	-	4,034,201
Short-Term Investments	3,124,836	-	-	3,124,836
	$ 7,805,255	$ 4,464,795	$ -	$ 12,270,050

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2011

	Azzad Ethical	Wise Capital
	Mid Cap Fund	Fund
Assets:
Investment Securities at Value (Cost $9,596,837 and $12,143,382, respectively)	$ 13,480,598	$ 12,270,050
Cash	611,814	14,685,527
Receivables:
Fund Shares Sold	274	-
Dividends & Interest	1,582	47,007
Prepaid Expenses	8,545	10,254
Total Assets	14,102,813	27,012,838
Liabilities:
Due to Advisor	1,728	34,572
Due to Administrator	1,035	1,059
Due to Custodian	11,264	-
Fund Shares Redeemed	18,588	14,944
Accrued Expenses	16,581	28,235
Total Liabilities	49,196	78,810
Net Assets	$ 14,053,617	$ 26,934,028

Net Assets Consist of:
Paid In Capital	$ 10,169,856	$ 26,415,892
Accumulated Realized Gain (Loss) on Investments	-	391,468
Unrealized Appreciation in Value of Investments	3,883,761	126,668
Net Assets, for 1,308,235 and 2,635,047 Shares Outstanding, respectively	$ 14,053,617	$ 26,934,028

Net Asset Value Per Share	$ 10.74	$ 10.22

Redemption Price Per Share ($10.74*0.98; $10.22*0.98) Note 4*	$ 10.53	$ 10.02

* The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Mid Cap Fund, and 180 days for the Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2011

	Azzad Ethical	Wise Capital
	Mid Cap Fund	Fund
Investment Income:
Dividends (Net of foreign taxes withheld $4,178 and $1,027, respectively)	$ 107,062	$ 36,522
Interest	-	247,544
Total Investment Income	107,062	284,066

Expenses:
Advisory Fees	92,022	218,232
Distribution Fees	17,255	9,169
Legal Fees	9,417	12,653
Transfer Agent Fees	29,615	35,014
Audit Fees	9,243	14,498
Registration Fees	11,497	8,493
Administrative Fees	8,997	8,997
Custody Fees	3,815	23,427
Miscellaneous Fees	3,099	2,426
Printing Fees	2,500	595
Trustee Fees	1,500	2,042
Insurance	818	322
Total Expenses	189,778	335,868
Fees Waived and Reimbursed by the Advisor (Note 3)	(75,901)	(62,620)
Net Expenses	113,877	273,248

Net Investment Income (Loss)	(6,815)	10,818

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	137,677	458,432
Net Change in Unrealized Appreciation on Investments	3,221,193	294,554
Net Realized and Unrealized Gain on Investments	3,358,870	752,986

Net Increase in Net Assets Resulting from Operations	$ 3,352,055	$ 763,804

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Mid Cap Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2011	6/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (6,815)	$ (24,794)
Net Realized Gain on Investments	137,677	572,242
Unrealized Appreciation on Investments	3,221,193	887,518
Net Increase in Net Assets Resulting from Operations	3,352,055	1,434,966

Distributions to Shareholders:
Net Investment Income	(2,651)	-
Realized Gains	(681,709)	-
Total Distributions	(684,360)	-

Capital Share Transactions (Note 4)	2,907,219	974,432

Total Increase in Net Assets	5,574,914	2,409,398

Net Assets:
Beginning of Period	8,478,703	6,069,305

End of Period (Includes Undistributed Net Investment Loss of
$0 and $0, respectively)	$ 14,053,617	$ 8,478,703

The accompanying notes are an integral part of these financial statements.

Wise Capital Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended *
	6/30/2011	6/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 10,818	$ 17,796
Net Realized Gain (Loss) on Investments	458,432	(34,362)
Unrealized Appreciation (Depreciation) on Investments	294,554	(167,886)
Net Increase (Decrease) in Net Assets Resulting from Operations	763,804	(184,452)

Distributions to Shareholders:
Net Investment Income	(17,276)	(18,085)
Realized Gains	(26,144)	-
Total Distributions	(43,420)	(18,085)

Capital Share Transactions (Note 4)	13,423,315	12,992,866

Total Increase in Net Assets	14,143,699	12,790,329

Net Assets:
Beginning of Period	12,790,329	-

End of Period (Includes Undistributed Net Investment Income	$ 26,934,028	$ 12,790,329
of $0 and $0, respectively)

* For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Azzad Ethical Mid Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2011		6/30/2010	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Year	$ 8.24		$ 6.78	$ 9.25	$ 10.11	$ 9.65

Income From Investment Operations:
Net Investment Loss *	(0.01)		(0.02)	(0.06)	(0.10)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.13		1.48	(2.41)	(0.21)	1.09
Total from Investment Operations	3.12		1.46	(2.47)	(0.31)	0.94

Distributions:
Net Investment Income	0.00	***	0.00	0.00	0.00	0.00
Realized Gains	(0.62)		0.00	0.00	(0.55)	(0.48)
Total Distributions	(0.62)		0.00	0.00	(0.55)	(0.48)

Redemption Fees (a)	0.00	***	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 10.74		$ 8.24	$ 6.78	$ 9.25	$ 10.11

Total Return **	38.42%		21.53%	(26.70)%	(3.42)%	10.21%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,054		$ 8,479	$ 6,069	$ 3,522	$ 3,154
Before Waivers
Ratio of Expenses to Average Net Assets	1.65%		1.75%	3.36%	2.95%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(0.72)%		(1.05)%	(2.37)%	(2.12)%	(1.78)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%		0.99%	1.90%	1.90%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(0.06)%		(0.29)%	(0.91)%	(1.07)%	(1.58)%
Portfolio Turnover	27.84%		90.62%	21.11%	337.01%	535.74%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Azzad Funds
Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended
	6/30/2011	6/30/2010	***

Net Asset Value, at Beginning of Period	$ 9.82	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.42	(0.19)
Total from Investment Operations	0.43	(0.17)

Distributions:
Net Investment Income	(0.01)	(0.01)
Realized Gains Short-Term	(0.02)	0.00
Total Distributions	(0.03)	(0.01)

Redemption Fees (a)	-	-

Net Asset Value, at End of Period	$ 10.22	$ 9.82

Total Return **	4.34%	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 26,934	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	1.83%	2.16%	†
Ratio of Net Investment Loss to Average Net Assets	(0.28)%	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	1.49%	†
Ratio of Net Investment Income to Average Net Assets	0.06%	0.67%	†
Portfolio Turnover	701.30%	100.46%

† Annualized
(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 180 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

Note 1. Organization

The Azzad Fund, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds.  The Azzad Ethical Mid Cap Fund (the “Mid Cap Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Advisor”) is the investment advisor to both Funds (see Note 3).

The Mid Cap Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Sukuks –The Wise Fund may invest in Sukuks. Sukuks are certificates, similar to bonds, issued by the issuer to obtain an up-front payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee.  The issuer also makes a contractual promise to buy back the certificate at a future date at par value.  While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk.  Issuers of Sukuks are anticipated to be international financial institutions, foreign governments and agencies of foreign governments.  Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.  At June 30, 2011, 13.80% of the Wise Fund’s net assets were invested in Sukuks.

Security Transactions and Related Investment Income- Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders- Dividends and distributions to shareholders are recorded on ex-dividend date. The Funds will distribute their net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Funds distribute tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Subsequent Events –Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Reclassifications – As of June 30, 2011, the Mid Cap Fund recorded permanent book/tax differences of $6,815 from net investment loss to paid-in capital. As of June 30, 2011 the Wise Fund recorded permanent book/tax differences of $6,458 from net investment loss to paid in capital. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Note 3. Transactions with the Advisor and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Mid Cap Fund and Wise Fund.

For the year ended June 30, 2011, the Advisor earned $92,022 and $218,232 for the Mid Cap and Wise Fund, respectively. At June 30, 2011, the Advisor was owed $541 and $32,194 for the Mid Cap and Wise Fund, respectively.

The Funds’ adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Azzad Ethical Mid Cap Fund and Wise Fund, respectively, of average daily net assets for a five year period beginning July 1, 2009 and ending June 30, 2014 for Azzad Ethical Mid Cap Fund and  December 1, 2008 and ending November 30, 2013 for Wise Fund.  Any waiver or reimbursement of operating expenses by the Advisor is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the 0.99% expense limitation (or, if less, the expense limitation then in place). For the year ended June 30, 2011, the Advisor waived fees of $75,901 and $62,620 for the Mid Cap Fund and Wise Fund, respectively.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Advisor during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2011, the unreimbursed amounts paid or waived by the Advisor on behalf of the Mid Cap Fund and Wise Fund are $179,314 and $80,513, respectively.  As of June 30, 2011, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Azzad Ethical Mid-Cap Fund
June 30, 2009	June 30, 2012	$ 38,667
June 30, 2010	June 30, 2013	$ 64,746
June 30, 2011	June 30, 2014	$ 75,901

Fiscal Year Ended	Recoverable Through	Wise Capital Fund
June 30, 2010	June 30, 2013	$ 17,893
June 30, 2011	June 30, 2014	$ 62,620

Administrative Agreement - The Funds have an Administrative Agreement with the Advisor.  Pursuant to the  Administrative Agreement the Advisor, subject to the overall supervision and review of the Board of Trustees of The Trust, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Advisor $750 per month; per Fund.   For the year ended June 30, 2011 the Mid Cap Fund and the Wise Fund each paid the Advisor $8,997 for administrative services pursuant to the agreement.  As of June 30, 2011, $1,035 and $1,059 was owed to the Advisor in administrative fees from the Mid Cap and Wise Funds, respectively.

Note 4. Capital Share Transactions

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years indicated:

Azzad Mid Cap Fund	Year Ended 6/30/2011	Year Ended 6/30/2010
	Shares	Amount	Shares	Amount
Shares Sold	374,333	$3,857,582	328,573	$2,650,839
Shares issued in reinvestment of distributions	31,575	318,274	-	-
Shares redeemed	(126,660)	(1,268,637)	(194,838)	(1,676,407)
Net Increase	279,248	$2,907,219	133,735	$974,432

As of June 30, 2011 paid-in-capital totaled $10,169,856.

The following is a summary of capital share activity for period indicated:

Wise Capital Fund	Year Ended 6/30/2011	Period 4/6/2010 through 6/30/2010
	Shares	Amount	Shares	Amount
Shares Sold	1,694,031	$17,074,794	1,371,391	$13,671,737
Shares issued in reinvestment of distributions	26	259	1,842	18,085
Shares redeemed	(361,966)	(3,651,738)	(70,277)	(696,956)
Net Increase	1,332,091	$13,423,315	1,302,956	$12,992,866

As of June 30, 2011 paid-in-capital totaled $26,415,892.

Shareholders of the Mid Cap Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2011, $536 of redemption fees was collected from shareholders of the Mid Cap Fund.

Shareholders of the Wise Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 180 days after their purchase, for redemptions greater than $50,000.  For the year ended June 30, 2011, no redemption fees were collected from shareholders of the Wise Fund.

Note 5. Investment Transactions

For the year ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,413,920 and $3,073,489, respectively for the Mid Cap Fund. For the year ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $45,415,509 and $45,202,952, respectively for the Wise Fund.

Note 6. Tax Matters

As of June 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities are as follows:

	Mid Cap Fund	Wise Fund

Undistributed ordinary income	$ -	$ 434,888

Undistributed Capital Gains	$ 141,697	$ -

Post-October capital loss deferrals between 11/1/10 and 6/30/11 *	$ (4,020)	$ -

Gross unrealized appreciation on investments	$4,204,689	$ 142,419
Gross unrealized depreciation on investments	(320,928)	(15,751)
Net unrealized appreciation on investments	$3,883,761	$126,668

Cost of investments, including Short-Term investments	$9,596,837	$12,143,382

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

The Mid Cap Fund paid distributions to its shareholders during the year ended June 30, 2011 as follows:

Date

$ Amount per Share

$ Amount

Tax Character

12/27/10

$0.00242

$2,651

Ordinary Income

12/27/10

$0.22610

$247,685

Long-Term Capital Gain

12/27/10

$0.39620

$434,024

Short-Term Capital Gain

The Mid Cap Fund did not pay any distributions for the year ended June 30, 2010.

The Wise Fund paid distributions to its shareholders during the years ended June 30, 2011 and 2010 as follows:

Date

$ Amount per share

$ Amount

Tax Character

12/27/10

$0.0171

$26,144

Short-Term Capital Gain

02/28/11

$0.0062

$11,957

Ordinary Income

03/31/11

$0.0022

$5,319

Ordinary Income

06/30/10

$0.0139

$18,085

Ordinary Income

Note 7. Distribution Plan

The Funds maintains a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Mid Cap Fund and Wise Fund, respectively.  As of July 1, 2007,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2011 the Mid Cap Fund incurred $17,255 in distribution fees and the Wise Fund incurred $9,169 in distribution fees.  As of June 30, 2011, $1,187 and $2,378 were owed to the Advisor in distribution fees for the Mid Cap and Wise Funds respectively.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2011, FolioFn, in aggregate, owned approximately 52.06% and 99.11% of the shares of the Mid Cap Fund and the Wise Capital Fund, respectively for the benefit of others.

Note 9.

 New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Updated (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Mid Cap Fund (“Mid Cap Fund”) and Wise Capital Fund (“Wise Fund”), each a series of The Azzad Funds, (the Funds) including the schedule of investments, as of June 30, 2011 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended for the Mid Cap Fund and for the year then ended and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund, and the financial highlights for each of the five years in the period then ended, for the Mid Cap Fund, and for the year then ended and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods specified above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 25, 2011

Azzad Funds
Expense Illustration
June 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing  costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing  in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the  shareholder reports of the other funds.

Azzad Mid Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011

Actual	$1,000.00	$1,069.72	$5.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011

Actual	$1,000.00	$1,021.53	$7.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

TRUSTEES AND OFFICERS

JUNE 30, 2011 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 75	Trustee Since 2000 - Indefinitely	2	Managing Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 63	Trustee Since 2000 - Indefinitely	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Ali Khan 330 Tuttle Drive Bloomingdale IL 60108 Age: 68	Trustee Since 2008 - Indefinitely	2	Vice President (Finance) of Sonoscan Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Age: 47	Chairman, Treasurer and Trustee Since 2001 - Indefinitely	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZADS FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2011 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY RENEWAL AGREEMENT

The approval of the Investment Advisory Agreement for the Azzad Ethical Mid Cap Fund and Wise Capital Fund (the “Azzad Funds”) was considered by the Board, including a majority of the disinterested Trustees at an in-person meeting held on April 20, 2011.

The Chairman noted that no changes had been proposed to the Azzad Funds’ investment advisory agreement, and that the Advisor had agreed to continue capping certain operating expenses of the Azzad Ethical Mid Cap Fund until June 30, 2014 and until November 30, 2013 for the Wise Capital Fund. The Chairman also noted that the board members acknowledged receiving and reviewing the following materials provided to them in advance of the meeting: (i) an executed copy of the Funds’ investment advisory and expense cap agreements, (ii) a certification from the Funds’ CCO that the Advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Azzad Funds, (iii) the Advisor’s Form ADV Parts I and II and accompanying schedules, (iv) the Advisor’s financial information including its balance sheet and profit/loss statements, (v) reports provided by the Advisor regarding the Funds’ performance and comparisons with its benchmark and Morningstar category and (vi) information comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to its peer group as determined by the Advisor.

The Board considered the following factors, among others when evaluating the advisory agreement: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition, the profitability of the Funds to the Advisor, fees and expense information for the Funds, brokerage allocation and the Advisor’s best execution process, any direct and indirect benefits to the Advisor from its relationship with the Funds, the Advisor’s compliance program and policies, the Advisor’s performance of substantially similar duties for other funds and clients; and any possible conflicts of interest.

The independent directors reviewed the advisor’s services to the Funds including its personnel, revenue and costs of managing the Funds. The directors also evaluated the Funds’ performance, expenses, and fees comparable to other similar Funds.

At the meeting, the Board considered the following factors:

i.

The nature, extent, and quality of the services to be provided by the investment advisor under the Investment Advisory Agreement- The Board reviewed information provided by the Advisor about its personnel and operations. The Advisor’s administrative capabilities including its abilities to supervise the Funds’ other service providers were also taken into consideration. The Board also considered the Advisor’s knowledge, expertise and capabilities in managing the Funds’ in accordance with its ethical, faith based investment philosophy. The Advisor reported that it was in the process of hiring a marketing firm to assist in marketing the Funds. The Advisor also noted that it would be hiring a marketing representative who would be responsible for increasing the Funds’ profile in the investment community and to serve as the primary marketing contact for the Funds.

The Board also noted that it had received various compliance reports provided to it by the Funds’ CCO throughout the year, and based on such reports, the Funds’ investment policies and restrictions were consistently complied with during the last year. The Funds’ CCO reported that she had reviewed the Advisor’s compliance program and determined that they appeared reasonably designed to prevent violations of federal securities laws.

ii.

The investment performance of the Funds and the investment advisor- The Board noted that it reviewed on a quarterly basis detailed information about the Funds’ performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also considered a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the Advisor. The Board noted that Azzad Ethical Mid Cap Fund had largely outperformed its mid cap growth category throughout the last year but underperformed its benchmark. The Board noted the Fund’s investment restrictions including its exclusion of certain sectors namely, financials. The Board also noted that the Wise Capital Fund was launched in April 2010 with limited counterparties. The Fund still has a large cash holding as the Advisor continues to analyze appropriate counterparties for investment. In the meantime, the Wise Capital Fund outperformed its benchmark.

iii.

The costs of the services to be provided and profits to be realized by the investment advisor and its affiliates from the relationship with the fund- In considering the Funds’ fees and expenses, the Board compared the Funds’ fees and total expense ratio with research conducted by the Investment Company Institute (ICI). Among other findings, the research indicated that the Azzad Ethical Mid Cap Fund’s expense ratio was in line with the average expense ratio for actively managed funds. The Board also compared the Azzad Ethical Mid Cap Fund’s fees and expenses with other Funds in the socially responsible and faith based peer group. The data indicated that Azzad Ethical Mid Cap Fund’s advisory fee and total expenses were below those of its group. The Board noted that the Azzad Ethical Mid Cap Fund’s total annual operating expenses (1.75%) last year were higher than the Fund’s expense ratio. The Advisor confirmed that the advisory agreement was not profitable as a result of its agreement to cap expenses at 0.99%. The Advisor also confirmed that it would continue capping certain operating expenses of the Fund through June 30, 2014.

The data indicated that the Wise Capital Fund’s advisory fee and total expenses were above the median for its peer group. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the costs of pursuing and researching suitable counterparties for the Fund, and the Fund’s unique investment strategy. The Board noted that the Fund’s total annual operating expenses were 2.22% and the Advisor had an agreement to cap expenses to 1.49%. The Advisor confirmed that it would continue capping certain operating expenses of the Fund through November 30, 2013.

The Board also noted that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Funds, primarily with Wise Capital Fund. The Board also noted that the Advisor had directly paid for research services utilized by the Funds (and the Advisor’s other clients).

Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered. Based upon its review, the Board also concluded that the Advisor’s level of profitability from its relationship with the Funds was reasonable.

iv.

The extent to which economies of scale would be realized as the fund grows- The Board considered the effect of the Funds’ current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Funds’ current size. The Board noted that if the Funds’ assets increased over time, the Funds may realize other economies of scale if assets increased proportionally more than certain other expenses. The Advisor noted it would continue to expand distribution through additional mutual fund platforms.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors. Therefore, upon motion duly made by independent trustee member, seconded by independent trustees and unanimously approved, it was unanimously determined that continuation of the Agreement between the Azzad Funds and the Advisor was in the best interest of the Funds and its shareholders and

VOTED: To approve the renewal of the Investment Advisory Agreement between the Azzad Funds (Azzad Ethical Mid Cap and Wise Capital) and Azzad Asset Management for an additional year.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 18,000

FY 2010

$ 16,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2011

$ 0

FY2010

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2011

$ 3,600

FY 2010

$ 3,000

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2011

$ 0

FY2010

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 0

FY 2010

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date Septemeber 6, 2011